SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                    File Numbers: 333-28289 and 811-8255

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    /X/
                                                                            -
      Pre-Effective Amendment No.                                          /_/
                                   --                                       -
      Post-Effective Amendment No. 1                                       /X/
                                   --
                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
      Amendment No.  1


                        (Check appropriate box or boxes)


                              THE WORLD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                       1500 Forest Avenue, Suite 223, Richmond, VA 23229
                      (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code (804) 285-8211


               John Pasco, III, 1500 Forest Ave., Suite 223, Richmond, VA 23229
                     (Name and Address of Agent for Service)

                     Please send copies of communications to
                           Steven M. Felsenstein, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098

Approximate Date of Proposed Public Offering: Upon effectiveness of this registration statement.


It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b).
[ ]   on                 pursuant to paragraph (b).
[ ]   60 days after filing pursuant to paragraph (a)(1).
[ ]   on                 pursuant to paragraph (a)(1).
[x]   75 days after filing pursuant to paragraph (a)(2).
[ ]   on                 pursuant to paragraph (a)(2).



Registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2. The Registrant has not yet completed a fiscal year, and will file its first Notice after December 31, 1997.

                      CONTENTS OF POST-EFFECTIVE AMENDMENT


PART A

1. Prospectus of the Sand Hill Portfolio Manager Fund Series: Incorporated by Reference from the Registrant's original Registration Statement, filed on EDGAR on June 16, 1997 (accession number 0001040674-97-000005), as effective AUGUST 1, 1997.

2. Joint Prospectus for the (i) CSI Fixed Income Fund series, and (ii) the CSI Equity Fund series: Included herein.




PART B

1. Statement of Additional Information of the Sand Hill Portfolio Manager Fund Series: Incorporated by Reference from the Registrant's original Registration Statement, filed on EDGAR on June 16, 1997 (accession number 0001040674-97-000005), as effective AUGUST 1, 1997.

2. Joint Statement of Additional Information for the (i) CSI Fixed Income Fund series, and (ii) CSI Equity Fund series: Included herein.




PART C

      Included herein.

                              CROSS-REFERENCE SHEET

Joint Prospectus for CSI Equity Fund and CSI Fixed Income Fund




Part A
Item No.                            Information Required in a Prospectus

1.    Cover Page.                       Cover Page.

2.    Synopsis.                         Prospectus Summary; Fund Expenses.

3.    Condensed Financial Information.  Financial Highlights.

4.    General Description of Registrant.Prospectus Summary; Cover Page; General
                                        Information About the Company;The Funds'
                                        Investments and Policies; Additional
Information on Policies and Investments;
                                        Special Risk Considerations; Investment
                                        Restrictions.

5.    Management of the Fund            Prospectus Summary; The Company's
                                        Management;General Information About the
                                        Company; To Obtain More Information.

6.    Management's Discussion of Fund
      Performance                       Not Applicable.


6.    Capital Stock and OtherSecurities.Prospectus Summary; Taxes;Dividends and
                                        Capital Gains Distributions; General
                                        Information About the Company; To Obtain
                                        More Information.

7.    Purchase of Securities Being
      Offered. Prospectus Summary; How to Invest; How Net Asset Value is Determined; Special Shareholder Services; How to Transfer Shares.

8.    Redemption or Repurchase.         How to Redeem Shares;Special Shareholder
                                        Services; How to Transfer Shares.

9.    Legal Proceedings.                Not Applicable.

                  Joint Statement of Additional Information for
                    CSI Equity Fund and CSI Fixed Income Fund


Part B
Item No.                            Information Required in a Statement of
                                    Additional Information

10.  Cover Page.                        Cover Page.

11.   Table of Contents.                Table of Contents.

12.   General Information and History.  Not Applicable.

13.   Investment Objectives and
      Policies.                         The World Funds,Inc.;Investment
                                        Policies;Special Investment
                                        Considerations for the
                                        Funds; Investment Restrictions.

14.   Management of the Registrant.     Directors and Officers.

15.   Control Persons and Principal
      Holders of Securities.            Directors and Officers.

16.   Investment Advisory and Other
      Services.                         Investment Advisor; Transfer Agent;
                                        Administrator; Distribution.

17.   Brokerage Allocation and Other
      Practices.                        Portfolio Transactions.

18.   Capital Stock and Other
      Securities.                       General Information and History;
                                        Dividends and Distributions.

19.   Purchase, Redemption and Pricing
      of Securities Being Offered.      Special Shareholder Services; Valuation
                                        and calculation of Net Asset Value.

20.   Tax Status.                       Taxes.

21.   Underwriters.                     Distribution.

22.   Calculation of Performance Data.  Performance.

23.   Financial Statements.             Financial Statements.

Part C

Item No.
Other Information.

24.   Financial Statements and Exhibits.

25.   Persons Controlled By Or Under Common Control With Registrant.

26.   Number of Holders of Securities.

27.   Indemnification.

28.   Business and Other Connections of Investment Advisor.

29.   Principal Underwriters.

30.   Location of Accounts and Records.

31.   Management Services.

32.   Undertakings.

                                     PART A

                                CSI EQUITY FUND
                                      AND
                             CSI FIXED INCOME FUND

                                 PORTFOLIOS OF

                             THE WORLD FUNDS, INC.
                         A "SERIES" INVESTMENT COMPANY

1500 Forest Avenue                                    PROSPECTUS
Suite 223                                       Dated                , 1997
                                                      ---------------
Richmond, Virginia 23229
Telephone:  1-800-527-9500

      The World Funds, Inc. ("the "Company") is an open-end management investment company commonly known as a "mutual fund." A "series" mutual fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund. This Prospectus offers shares of the following two series (each, a "Fund") of the Company:

      CSI Equity Fund (the "Equity Fund") seeks to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as, warrants, convertible bonds, debentures or convertible preferred stock.

      CSI Fixed Income Fund (the "Fixed Income Fund") seeks current income by investing in debt securities.

      Both the Equity Fund and the Fixed Income Fund are diversified series for purposes of the Investment Company Act of 1940, as amended. The Company is currently composed of three series, one of which is offered in a separate prospectus. Investors will be able to exchange all or part of their investment from one Fund to another or to certain other mutual funds, under conditions set by the Company.

      SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference. More information about the Funds has been filed with the Securities and Exchange Commission and is contained in the "Statement of Additional Information," dated , 1997, which is available at no charge upon written request to the Company. The Funds'
Statement of Additional Information is incorporated herein by reference.
      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                           Page

PROSPECTUS SUMMARY

FUND EXPENSES

THE WORLD FUNDS, INC.

CSI EQUITY FUND
      Investment Objective
      Investment Policies
      Temporary Defensive Posture

CSI FIXED INCOME FUND
      Investment Objective
      Investment Policies
      Repurchase Agreements

INVESTMENT RISKS

INVESTMENT RESTRICTIONS

PERFORMANCE TERMS AND COMPUTATIONS

THE COMPANY'S MANAGEMENT
      Investment Advisor
      Administrator
      Custodian and Accounting Service Agents
      Transfer and Dividend Disbursing Agent
      Principal Underwriter/Distributor

HOW TO INVEST

HOW TO REDEEM SHARES

HOW TO TRANSFER SHARES

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

SPECIAL SHAREHOLDER SERVICES

HOW NET ASSET VALUE IS DETERMINED

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

TAXES

GENERAL INFORMATION ABOUT THE COMPANY

TO OBTAIN MORE INFORMATION

                     P R O S P E C T U S    S U M M A R Y


      The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.


Investment Objectives

      CSI Equity Fund (the "Equity Fund") seeks to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

      CSI Fixed Income Fund (the "Fixed Income Fund") seeks current income by investing in debt securities.

      In seeking to meet its objective, each Fund will invest on a
      global basis.  See "Investment Policies" on Page      .

Principal Investments

      The Funds' primary investments:

      Equity Fund - Equity securities.

      Fixed Income Fund  - Debt securities.

      See "Investment Policies" on Page      .

Investment Advisor
      CSI Capital Management, Inc. (the "Advisor") is the investment advisor and manages the investments of each Fund according to its investment objective and policies. See "The Company's
      Management" on Page      .

Distributions/Dividends

      Available income is paid annually from the Equity Fund and quarterly from the Fixed Income Fund. Capital gains, if any, are paid annually from each Fund. See "Dividends and Capital Gains Distributions" on Page .

Reinvestment

      Distributions may be reinvested automatically.  See "Dividends
      and Capital Gains Distributions" on Page      .

Purchases

      Initial purchase is $1,000 minimum. Subsequent purchases must be a minimum of $50. Shares of the Funds are offered for sale without a sales charge through the distributor, First Dominion
      Capital Corp. (see "How to Invest" on Page     ).

Net Asset Value

      Available by calling                     .  See "How the Net
      Asset Value is Determined" on Page      .

Investment Risks

      There can be no assurance that a Fund will achieve its investment objective. An investor should note that both the Equity Fund and the Fixed Income Fund may invest in foreign securities, and consequently may be affected by currency fluctuations or exchange controls, foreign taxes, differences in accounting procedures, less supervision and regulation of security markets, political or social instability and other risks. See "Investment Risks" on Page .

                                 FUND EXPENSES

      The following table illustrates all expenses and fees that shareholders in the Funds will incur.

      Shareholder
Transaction Expenses                      Equity Fund        Fixed Income Fund

Sales Load Imposed on Purchases              None                     None

Sales Load Imposed on Reinvested
      Dividends                              None                     None

Redemption Fees                              None*                    None*

Exchange Fees                                None**                   None**


* A shareholder electing to redeem shares via a telephone request will be charged $10 for each such redemption request.

** A shareholder will be charged a $10 fee for each telephone exchange.


Average Fund Operating Expenses
(as percentage of average daily
       net assets)                              Equity Fund    Fixed Income Fund

Management Fee                                  1.00%                 1.00%

12b-1 Fee                                       None                  None

Other Operating Expenses                        0.50%                 0.50%
                                                -----                 -----

      Total Fund Operating Expenses             1.50%                 1.50%



      The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent that the Funds increase in size, their Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example

      The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Funds do not charge redemption fees (apart from small per transaction charges for telephone redemption and/or exchange service fees).

Fund Name                           1 Year      3 Years
---------                           ------      -------

Equity Fund                           15          47

Fixed Income Fund                     15          47

                             THE WORLD FUNDS, INC.

      The Equity Fund and the Fixed Income Fund are series of The World Funds, Inc. (the "Company"), an open-end management investment company incorporated in Maryland in 1997. The Company currently consists of three series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more.

      The investment objective of each Fund is fundamental and may not be changed without the approval of shareholders. The investment policies of each Fund are not fundamental, however, and may be changed with the approval of the Company's Board of Directors. All investments entail some risks and there is no assurance that the investment objective of a Fund can be achieved.
See "Investment Risks" below.

                                CSI EQUITY FUND

      Investment Objective. The investment objective of the Equity Fund is to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

      Investment Policies. The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and overseas. Investing outside the U.S. may present risks which you should consider before investing in the Fund (see "Investment Risks" on Page ). The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depository receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs.

      The Fund generally will not attempt to protect against potential changes in exchange rates, although the Fund may purchase and sell currencies to facilitate securities transactions and may enter into forward currency contracts to hedge against changes in currency exchange rates. A forward transaction may minimize the risk of loss due to a decline in the value of the hedged currency, however, it may also limit any potential gain which might result from an increase in the value of the currency. The Fund generally will not attempt to protect against potential changes in exchange rates.

      Under normal market conditions, the Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund's portfolio will be diversified. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. No more than 25% of the Fund's assets will be invested in issuer's which operate in any single industry.

      Temporary Defensive Posture. When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in investing in repurchase agreements, see the Statement of Additional Information). When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

      It is anticipated that portfolio turnover will not exceed 50% under normal circumstances. A higher portfolio turnover rate may result in additional brokerage commissions or expenses to the Fund.

                             CSI FIXED INCOME FUND

      Investment Objective. The Fixed Income Fund seeks current income by investing in debt securities. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

      Investment Policies. Under normal market conditions, at least 65% of the Fund's assets will be invested in securities rated, at the time of purchase, AA or higher by Moody's Investors Services, Inc. ("Moody's"), or Standard & Poor's Corporation ("S&P"), or unrated securities which the Advisor believes to be of comparable quality. The Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities, however, no more than 5% of the Fund's total assets may be invested in securities rated below investment grade or which are unrated but are of comparable quality as determined by the Advisor. Securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) entail greater risks than investment grade debt securities and not more than 1% of the Fund's assets may be invested in such securities. After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

      The Fund does not intend to engage in a significant amount of short-term trading, due to the fact that such practices would result in increased commissions and transactions costs, but the Fund may dispose of a security without regard to how long it has been held when such disposition is appropriate. There are no restrictions on the maturity composition of the Fund.

      The market values of fixed-income securities tend to vary inversely with the level of interest rates (when interest rates rise, the market value of such securities tends to decline and vice versa). Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of the Fund's investments will be reflected in its net asset value.

      Repurchase Agreements. As a means of earning income for periods as short as overnight, the Fixed Income Fund may without limit enter into repurchase agreements, which will be required to be collateralized by U.S. government securities in which it may otherwise invest, with selected banks and broker/dealers. Under a repurchase agreement, a fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price.

      Repurchase agreements are considered to be loans under the 1940 Act. The Fixed Income Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which it the Fund invests. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the collateral. Also, the value of such securities may decline before it is able to dispose of them.

                               INVESTMENT RISKS

      As stated above, the Equity Fund and the Fixed Income Fund have the ability to invest outside the U.S. Investing in foreign securities involves risks which are not normally associated with investing in U.S. securities, such as, exchange control regulations; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable U.S. companies; lack of uniform accounting, auditing and financial reporting requirements; less liquidity and more volatility than securities listed on U.S. security markets; political or social instability, or diplomatic developments which could affect U.S. investments in those countries; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payments of dividends. It may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.

      An investment in the Equity Fund is subject to all of the risks of an equity investment, including the risk of declines in the value of the equity markets generally. In addition, the Equity Fund will invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

      The Equity Fund may use forward currency contracts in an attempt to hedge against changes in currency exchange rates. Hedging transactions involve special risks. Although the Equity Fund may benefit from the use of such hedging positions, unanticipated changes in interest or currency exchange rates may result in poorer overall performance for the Equity Fund than if it had not entered into the hedging position. If the correlation between a hedging position and a portfolio position or anticipated portfolio transaction is not properly constructed or protected, the desired protection may not be obtained and the Equity Fund may be exposed to risk of financial loss. In addition, the Equity Fund pays commissions and other costs in connection with such hedging transactions.

      The Funds are newly formed and have no operating history.

                            INVESTMENT RESTRICTIONS

      The investments of each Fund are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities of that Fund, as that term is defined in the 1940 Act. (See the Statement of Additional Information for the specific definition.)

      Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of each Fund specifically provide, except as noted otherwise, that it may not:

* Purchase any security if, as a result of such purchase, less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets.

* Purchase stock or securities of an issuer (other than U.S. Government securities or securities of other investment companies if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

*     Act as an underwriter of securities of other issuers, except
      (i) that each Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer; and (ii) to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

*     Buy or sell commodities or commodity contracts.

* Borrow money except as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, a Fund may borrow up to 33 1/3% of the value of its assets from banks to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

* Make loans, except that a Fund may enter into repurchase agreements secured by the U.S. Government securities and, with respect to the Fixed Income Fund, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

* Invest more than 25% of its total assets in securities of companies in the same industry.

      Percentage limitations in the foregoing description of the Funds' investments and policies and this "Investment Restrictions" section are determined at the time a Fund makes a purchase or loan subject to such percentage.

                      PERFORMANCE TERMS AND COMPUTATIONS

      From time to time each of the Funds may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Advertising may include the following performance measurements.

      "Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage.

      "Distribution rate" is the amount of distribution per share made over a twelve-month period divided by a current maximum offering price.


      "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

      "Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one, five and ten-year periods, as applicable, and/or the life of the Fund.

      "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

      "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

      Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses. Please refer to the Statement of Additional Information for more information on Performance.

                           THE COMPANY'S MANAGEMENT

      The Board of Directors of the Company is responsible for the supervision of the general business of the Company. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board has appointed John Pasco, III to serve as President of the Company. The Company employs the following persons to provide it with investment advice and to conduct its ongoing business:

      Investment Advisor - CSI Capital Management, Inc. (the
"Advisor") manages the investment of the assets of each Fund pursuant to an Investment Advisory Agreement (each, an "Advisory

Agreement"). The Advisory Agreements are effective for a period of two years from , 1997, and may be renewed thereafter as long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

      As of June 30, 1997, the Advisor had approximately $110 million under management, and acts as trustee supervising an additional $30 million in assets. The address of the Advisor is One Montgomery Street, Suite 2525, San Francisco, CA 94104.

      Mr. Leland Faust, who has been President of the Advisor since 1978, is the President of each of the Funds, and is the Advisor's portfolio manager for each fund. The Advisor has no previous experience managing a mutual fund.

      Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services, subject to the supervision of the Board of Directors of the Company, and with office space for investment activities, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Funds' portfolios and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Advisor. Each Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees, commissions and other transaction costs in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of filing notice of or registration of its shares for sale under various state and Federal securities laws. All expenses of each Fund not specifically assumed by the Advisor are assumed by the Fund.

      Under the Advisory Agreement with each Fund, the Advisor is entitled to monthly compensation accrued daily at an annual rate equal to 1% of the average daily net assets of the Funds.

      These fees are higher than those charged to many other investment companies. The fees are paid monthly, within five business days after the end of the month.

      The Advisory Agreements contemplate the authority of the Advisor to place orders for each of the Funds pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Company's Board of Directors. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution for the Fund's orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice or statistical services, and may be authorized to pay a commission for such transactions which is higher than the commission which would be charged by another broker. From time to time, and subject to the Advisor obtaining the best price and execution for each Fund, the Board of Directors may authorize the Advisor to allocate brokerage transactions to a broker in consideration of: (1) payment of an obligation otherwise payable by the Funds, or (2) in consideration of the sale of Fund shares.

      Administrator - Commonwealth Shareholder Services, Inc. ("CSS"), serves as Administrator to each Fund pursuant to Administrative Services Agreements. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist each Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors. CSS also provides other administrative and operational services required by the Funds on terms set and for fees or reimbursements approved by the Company's Board of Directors.

      The Administrative Services Agreements provide that CSS will be paid monthly: (1) 0.20% of the average daily net assets of the Funds on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting); (2) an hourly fee for shareholder servicing and state securities law matters; and (3) certain out-of-pocket expenses. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

      Custodian and Accounting Services Agents. Star Bank (the "Star Bank") is the Company's custodian and accounting services agent. Star Bank collects income when due and holds all of the portfolio securities and cash. Star Bank, as the accounting services agent, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. The address of Star Bank is 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

      Transfer and Dividend Disbursing Agent - Fund Services, Inc.
("FSI" or the "Transfer Agent") is the transfer and dividend disbursing agent for the Company. John Pasco, III, President of the Company, owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of the transfer and dividend disbursing agent, including administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Company's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Company's shares. Under the Agreement between the Company and FSI, as in effect on , 1997, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule for each Fund calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O. Box 26305, Richmond, VA 23260.

      Principal Underwriter/Distributor - First Dominion Capital Corp. (the "Distributor"), acts as the principal underwriter for
the Company pursuant to an agreement effective             , 1997.
Mr. John Pasco, III, who owns 100% of the outstanding stock of the Distributor, is the President, Treasurer and a Director of the Distributor. Mr. Pasco is also the Chairman and a Director of the Company. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                                HOW TO INVEST

      Shares of the Funds may be purchased directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent. The offering price per share is equal to the net asset value per share next determined after receipt of a purchase order. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more. Under certain circumstances the Company or the Advisor may waive the minimum initial investment for purchases by officers, Directors and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Distributor retains the right to refuse to accept an order.

      When an investor acquires shares of a Fund from a securities broker or dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker or dealer.

      To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. Under the open account plan your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

      Purchase by Mail - For initial purchases the account application form (the "Account Application") which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to the applicable Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security numbers.

      Investing by Wire - You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                             HOW TO REDEEM SHARES

      Shares of the Funds may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order." (See "Signature Guarantees.") You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

      The Company's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein. Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and (2) if the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate that you may need to redeem sooner than 15 days after purchase, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.

      The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

      Redemption by Mail - To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered;
(2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see "Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

      Redemption by Telephone - You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Company's Transfer Agent) with a signature guarantee (see "Signature Guarantee") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

      You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

      If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

      The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will help to protect your account and the Company from unauthorized transactions.

      Redemption by Wire - If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

      Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration  of shares to another owner;  and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

      In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

      The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

      Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from an account of a Fund if, as a result of redemption or transfer of shares, the total investment remaining in the account for the Fund has a value of less than $1,000. Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee begins to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to the minimum.


                            HOW TO TRANSFER SHARES

      If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

                  ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

      Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                         SPECIAL SHAREHOLDER SERVICES

      The Company offers the following four services for its shareholders:

      Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

      Invest-A-Matic Account - permits automatic monthly investments into a Fund from your checking account on a fixed or flexible schedule;

      Individual Retirement Accounts (IRA's); and

      Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other Funds having different investment objectives provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. A shareholder's account may be charged a $10.00 telephone exchange fee. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the Company.

                      HOW NET ASSET VALUE IS DETERMINED

      The net asset value ("NAV") of the shares of each Fund is determined by its pricing agent as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was received by the Company) in which there is a sufficient degree of trading in the portfolio securities that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. Each Fund's NAV is calculated at such time as set by the Company's Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

      NAV per share for each Fund is determined by dividing the total value of the Fund's assets, less its liabilities, by the total number of shares of that Fund then outstanding. Generally, securities owned by a Fund are valued at market value.

      Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

      Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

      ADR's and EDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless the Company is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

      The Company's management may compute the NAV per share more frequently in order to protect shareholders' interests.

                  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      Dividends from net investment income, if any, are declared annually for the Equity Fund and quarterly for the Fixed Income Fund. Each of the Funds intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, a Fund may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or capital gains distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends and distributions, whether paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

      Generally, dividends from net investment income are taxable to investors as ordinary income. Certain gains or losses on the sale or retirement of international securities held by a Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by a Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

      Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.

      Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.

                                    TAXES

      Each Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company under the Code, a Fund is not liable for federal income taxes on income or net capital gains that are distributed to its shareholders or imputed to shareholders under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, 90% gross income test and 30% gross income test as required by the Code.

      Each Fund will act and invest so as to comply with the requirements of Subchapter M which are described in the Statement of Additional Information. This could mean, for example, that the Fund may determine to hold an investment longer than it otherwise would in order to avoid violating one of the tests outlined above.

      The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders, who will be advised of such amounts by the Fund. The Company is a series corporation. Each Fund is treated as a separate taxable entity under the Code.

      Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These withholding taxes will reduce the return on the shareholder's investment. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. The Fund will notify its shareholders of such election within 60 days of the close of its tax year. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit. Individual shareholders will usually find that the credit is more favorable. Tax-exempt investors, such as pension plans and individual retirement accounts, will not benefit from this pass through.

      On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

                    GENERAL INFORMATION ABOUT THE COMPANY

      The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Equity Fund, 50,000,000 shares to the Fixed Income Fund, and 50,000,000 shares to the Sand Hill Portfolio Manager Fund. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company or may create additional series and allocate shares to such series.

      A share of a Fund has priority in the assets of that Fund in the event of a liquidation. The shares of a Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of a Fund will be redeemable from the assets of that Fund at any time, as described above.

      Each outstanding share of a Fund is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of a Fund shall vote separately on matters that affect only such Fund's interest. The Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. Shareholders may utilize procedures described in the Statement of Additional Information to call a meeting.

      Limitation on Use of Name - The Advisory Agreement for each Fund authorizes the Company to utilize the name "CSI." The Company agrees that if an Advisory Agreement is terminated it will submit to shareholders a proposal that the related Fund redesignate its name to eliminate any reference to the name "CSI" or any derivation thereof unless the Advisor waives this requirement in writing.

                          TO OBTAIN MORE INFORMATION

      For further information on the Funds, please contact
Commonwealth Shareholder Services, Inc., P.O. Box 8687, Richmond,
VA 23226, telephone: (800)              .

      Additional information may also be obtained by requesting a copy of the Statement of Additional Information.

Investment Advisor:     CSI Capital Management, Inc.
                        One Montgomery Street, Suite 2525
                        San Francisco, CA 94104


Distributor:            First Dominion Capital Corp.
                        1500 Forest Avenue, Suite 223
                        Richmond, VA  23229

Independent Auditors:   Tait, Weller & Baker
                        2 Penn Center Plaza
                        Suite 700
                        Philadelphia, PA  19102

Fund Counsel:           Stradley Ronon Stevens & Young, LLP
                        2600 One Commerce Square
                        Philadelphia, PA  19103

Marketing Services:     For general information on the Funds and
                        marketing services, call the Distributor at
                        (800) 776-5455 toll free.

Transfer Agent:         For account information, wire purchase or
                        redemptions, call or write to the Company's
                        Transfer Agent:

                              Fund Services, Inc.
                              P.O. Box 26305
                              Richmond, VA 23260-6305
                              (800) 628-4077 Toll Free

More Information:       For 24-hour, 7-days-a-week price information
                        call 1-800-


                        For information on any series of the Company, investment plans, or other shareholder services, call 1-800- during normal business hours, or write the Company at 1500 Forest Avenue, Suite 223, Richmond, VA
                        23229.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                     PART B

                             THE WORLD FUNDS, INC.




CSI EQUITY FUND
CSI FIXED INCOME FUND



STATEMENT OF ADDITIONAL INFORMATION DATED                  , 1997
                                          -----------------



      The World Funds, Inc. (the "Company") is an open-end management investment company commonly known as a "mutual fund." This Statement of Additional Information is not a prospectus but supplements the information contained in the current Prospectus of the CSI Equity Fund and the CSI Fixed Income Fund, each, a "Fund", dated , 1997. It should be read in conjunction with the Prospectus, and has been designed to provide you with further information which is not contained in the Prospectus. The Prospectus of the Funds may be obtained at no charge upon request to the Company. Please retain this Statement of Additional Information for future reference.


      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS
                                                                            PAGE
The World Funds, Inc.

Investment Objective

Investment Policies
      CSI Equity Fund
      CSI Fixed Income Fund
            U.S. Government Securities
            Municipal Securities
            Corporate Debt Securities
            Zero Coupon Securities
            International Bonds
            Repurchase Agreements
            Currency Transactions

Investment Risks

Investment Restrictions

Taxes

Dividends and Distributions

Portfolio Transactions

Net Asset Value

Directors and Officers

Investment Advisor

Transfer Agent

Administrator

Eligible Benefit Plans

Distribution

Fund Expenses

Special Shareholder Services

General Information and History

Performance

Financial Statements

Appendix - Bond Ratings

                             THE WORLD FUNDS, INC.

      The Funds are series of The World Funds, Inc. (the "Company"), a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund." Both the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"), each a "Fund" are a no-load series of the Company, and each Fund is a diversified series.

                             INVESTMENT OBJECTIVE

      The investment objective of the Equity Fund is to achieve growth of capital by investing in portfolio composed of common stocks and securities convertible into common stock, such as, warrants, convertible bonds, debentures or convertible preferred stock.

      The investment objective of the Fixed Income Fund is to seek current income by investing in debt securities.

      Each Fund may invest a significant portion of its assets in foreign securities, as described in the Prospectus and below.

      All investments entail some market risk and there is no assurance that a Fund's investment objective will be realized.

                              INVESTMENT POLICIES

      The investment policies of each Fund are intended to provide the flexibility to take advantage of opportunities while accepting only what CSI Capital Management, Inc. (the "Advisor") believes to be reasonable risks. Changes in portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes.

CSI EQUITY FUND

      Under normal market conditions, the Equity Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard and Poor's Ratings Group ("S&P"), or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

      The Fund will select its non-equity investments from money market investments (such as U.S. Government securities (see the description below) issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness. The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

      The Fund may invest a significant portion of its assets overseas, and therefore may be subject to some of the risks described in the section titled "Investment Risks" below. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depository receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually for foreign banks, and evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs are organized without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs.

      The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments. The Advisor will seek to attain the Fund's stated objective, however, there can be no assurance that the objective will be achieved.

CSI FIXED INCOME FUND

      In order to seek its objective of current income, the Fund will invest in U.S. Government Securities, municipal securities, corporate debt securities, zero coupon bonds, and international bonds.

      U.S. Government securities. U.S. Government Securities refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

      Municipal Securities. Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

      Within these principal classification of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

      Corporate Debt Securities. The Fund may invest in Corporate debt securities which are rated AA or higher by Moody's Investors Services, Inc. ("Moody's"), or Standard & Poor's Corporation ("S&P") at the time of purchase, or unrated securities which the Advisor believes to be of comparable quality.

      Zero Coupon Securities. The Fund may invest in zero coupon securities as described in the Prospectus. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRS-TM) and Certificate of Accrual on Treasuries (CATS-TM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates, or other evidences of ownership of the U.S. Treasury securities, has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining the Fund's "diversification."

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "Taxes").

      International Bonds. International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fund will invest in very high investment grade instruments that will bear the rating of A or higher by Standard & Poor's Ratings Group ("S&P") or A or higher by Moody's Investor Service, Inc. ("Moody's") at the time of purchase, or unrated securities which the Advisor believes to be of comparable quality. However, the Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). (See the Appendix for Bond Ratings).

      The Fund does not engage in a significant amount of short-term trading due to the fact that such practices would result in increased commissions and transactions costs, but reserves the right to dispose of any security when deemed appropriate for the Fund.

      Repurchase Agreements. The Fixed Income Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is a reporting government securities dealer or its equivalent which may be a foreign bank whose creditworthiness is equal to the standards set for the Fund's direct investment in debt obligations, if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase.

      A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price plus any accrued interest on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and not cash, a cash item, or a U.S. Government security.

      For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by the fund or as being collateral for a loan by the fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, the fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction.

            As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

      If the Fixed Income Fund enters into repurchase agreements, it will do so with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

      The Fund's investments will be subject to the market fluctuations and risks which are inherent in all investments. The Advisor will seek to attain the Fund's stated objective, however, there can be no assurance that the objective will be achieved.

      Currency Transactions. The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

      The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Specific transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.

                               INVESTMENT RISKS

      Investors should recognize that the Funds may invest in both domestic and foreign securities and that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of the Fund.

      As foreign companies are not generally subject to the same uniform standards, practices and requirements, with respect to accounting, auditing and financial reporting, as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume in the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Furthermore, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Advisor seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

      Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of a Fund, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into the forward or futures contracts (or option thereon) to purchase or sell foreign currencies.

      Foreign securities may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Funds (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly.

      Securities rated BB by S&P or Ba by Moody's and below are commonly known as "high-yield," "high-risk" or "junk bonds" and involve a high degree of speculation with respect to the payment of principal and interest.

                            INVESTMENT RESTRICTIONS

      The policies set forth below that are fundamental policies of the Funds and, along with the investment objective of each Fund, may not be changed without approval of a majority of the outstanding voting securities of such Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

      As a matter of fundamental policy, each of the Funds will not:

1.    Invest in companies for the purpose of exercising control;

2. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3.    Purchase or sell commodities or commodity contracts.

4. Invest in interests in oil, gas, or other mineral explorations or development programs;

5. Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities;

6. Issue senior securities; (except that the Fund may engage in transactions such as those permitted by SEC release IC- 10666.)

7. Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer;

8.    Concentrate its investments in any industry;

9. Participate on a joint or a joint and several basis in any securities trading account;

10.   Engage in short sales;

11. Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein will not be deemed to be investment in real estate;

12. Purchase any security if, as a result of such purchase, less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets.

13. Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer;

14. Except as specified below, the Funds may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund may not make other investments while such borrowings are outstanding;

15. Except for the Fixed Income Fund, make loans, except that it may enter into repurchase agreements secured by the U.S.
      Government or Agency securities.

      The Directors of the Company have voluntarily adopted certain non-fundamental policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

      As a matter of non-fundamental policy, neither the Equity Fund or the Fixed Income Fund may:

1. Invest more than 15% of its net assets in illiquid securities;

2.    Engage in arbitrage transactions;

3.    Purchase or sell options;

      If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                                     TAXES

      Each Fund will seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

      A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% and 30% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. Subchapter M requires that a Funds realize less than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. The Equity Fund intends to distribute at least annually all of its investment company taxable income and the Fixed Income Fund intends to distribute its investment company taxable income at least quarterly and each Fund will distribute annually its net realized capital gains and therefore generally does not expect to pay federal income taxes.

      In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of each Fund's total assets must be represented by cash and cash items including receivables (for these purposes, currency and demand deposits denominated in a currency other than the U.S.

dollar will not be considered cash, a cash item or a receivable), U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      Each Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

      Each Fund will meet the 30% of gross income test provided that less than 30% of its gross income for the fiscal year is derived from the sale or disposition of any of the following held for less than three months: stock or securities, options, futures or forward contracts (other than such contracts on foreign currencies), and foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (and hedging instruments) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities.)

      Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's investment company taxable income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

      Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

      If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Funds for reinvestment, requiring federal income taxes to be paid thereon by the Funds, the Funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Funds on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

      Distributions  of  investment   company  taxable  income  are  taxable  to
shareholders as ordinary income.

      Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

      Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

      All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

      An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year if
(i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000;

$25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000, or 100% of taxable compensation if less, to an IRA for that year. Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

      Distributions by each Fund result in a reduction in the net asset value of such Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

      Each Fund intends to qualify for and may make the election permitted under
Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The Funds may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

      If the Funds invest in stock of certain foreign investment companies, the Funds may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Funds, other than the taxable year of the excess distribution or disposition, would be taxed to the Funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Funds to the extent distributed by the Funds as a dividend to its shareholders.

      Each Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Funds as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Funds would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The Funds may make an election with respect to those foreign investment companies which provide the Funds with the required information.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fixed Income Fund each year, even though the Fund will not receive cash interest payments from these securities. The original issue discount imputed income will comprise a part of the Fund's investment company taxable income which must be distributed to shareholders in order to maintain the Fund's qualification as a regulated investment company and to avoid federal income tax.

      Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the series.

      Shareholders of each Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of a Fund's shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.

      In January of each year, the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.
      Non-U.S. Shareholders.  The foregoing discussion of U.S.
federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S.
corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of a Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes.
Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by a Fund are not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

      The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions received.

                          DIVIDENDS AND DISTRIBUTIONS

      As stated previously, it is the policy of the Equity Fund to distribute substantially all of its net investment income annually and the policy of the Fixed Income Fund to distribute substantially all of its net investment income quarterly and each Fund will distribute its net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).

      All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                            PORTFOLIO TRANSACTIONS

      It is the policy of the Advisor, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor then arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

      Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

      The Fund may authorize the Advisor, when placing Fund transactions, to allocate a portion of the Fund's brokerage to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the Advisor's investment decision making process. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. It also may authorize the Advisor to cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

      While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

      When two or more clients managed by the Advisor are
simultaneously engaged in the purchase or sale of the same
security, the transactions are allocated in a manner deemed equitable to each client. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of such Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board of Directors of the Company that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may be said to exist from this treatment of transactions.

      Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 50%.

                                NET ASSET VALUE

      Each Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "Exchange") is open. The Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Each Fund's NAV is calculated at the time set by the Board of Directors based upon a determination of the most appropriate time to price the Fund's securities.

      The Board of Directors has determined that each Fund's NAV be calculated as of the close of trading of the Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

      NAV per share is determined by dividing the total value of a Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

      Each Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

      Generally, securities owned by each Fund are valued at market value. In valuing a Fund's assets, portfolio securities, including ADRs and EDRs, which are traded on the Exchange, will be valued at the last sale price prior to the close of regular trading on the Exchange. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and EDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board of Directors of the Company as the primary market.

      Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the last reported bid price for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Board of Directors. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Directors.

      The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

      Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange; options on securities, futures contracts and options on futures listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining NAV; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Company's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

      U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

      The value of a security which is subject to legal or contractual delays in or restrictions on resale by a Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Company's Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by a Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

      Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of a Fund's shares, calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

      Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. Each Fund calculates NAV per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which that Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. If events materially affecting the value of a portfolio security occur between the time when its price is determined and the time when a Fund's NAV is calculated, such a security will be valued at fair value as determined in good faith by the Board of Directors.

      Any purchase order may be rejected by the Distributor or by the Company.

                            DIRECTORS AND OFFICERS

      The following is a list of the Company's Directors and Officers, their birth date and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
      Chairman, Director, and Treasurer
      1500 Forest Ave, Suite 223; Richmond, VA 23229

      Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the Company's Administrator, since 1985. Director and shareholder of Fund Services, Inc., the Company's Transfer and Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank. Chairman, Director, and Treasurer of Vontobel Funds, Inc., a registered investment company. Mr. Pasco is also a certified public accountant.

Samuel Boyd, Jr. (9/18/40)
      Director

      10808 Hob Nail Court, Potomac, MD 20854

      Mr. Boyd is currently the Manager of the Customer Services
      Operations and Accounting Division of the Potomac Electric
      Power Company. Director of Vontobel Funds, Inc., a registered investment company. Mr. Boyd is also a certified public accountant.

William E. Poist (6/11/39)
      Director
      5272 River Road, Bethesda, MD 20816

      Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Director of
      Vontobel Funds, Inc., a registered investment company.  Mr.
      Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
      Director
      8704 Berwickshire Drive, Richmond, VA 23229

      Mr. Dickinson is currently the President of Alfred J.
      Dickinson, Inc., Realtors.  Director of Vontobel Funds,
      Inc., a registered investment company.

*Jane H. Williams (6/28/48)
      Vice President of the Company and President of the Sand Hill Portfolio Manager Fund series
      3000 Sand Hill Road, Suite 150, Menlo Park, CA 94025

      Ms. Williams is the Executive Vice President of Sand Hill
      Advisors, Inc. since 1982.

*Leland H. Faust (8/30/46)
      Vice President of the Company and President of the CSI
      Equity Fund and the CSI Fixed Income Fund
      One Montgomery Street, Suite 2525, San Francisco, CA 94104

      President of CSI Capital Management, Inc. since 1978.  Mr.
      Faust is also a Partner in the law firm Taylor & Faust.

*F. Byron Parker, Jr. (1/26/43)
      Secretary
      810 Lindsay Court, Richmond, VA 23229

      Secretary of Commonwealth Shareholder Services, Inc. since
      1986.  Secretary of Vontobel Funds, Inc., a registered
      investment company.   Partner in the law firm Mustian &
      Parker.

*   Persons deemed to be "interested" persons of the Company, CSI
Capital Management, Inc. or First Dominion Capital Corp. under the 1940 Act.

                              INVESTMENT ADVISOR

      CSI Capital Management, Inc. (the "Advisor") manages the investment of the assets of the Funds pursuant to Investment
Advisory Agreements (each, an "Advisory Agreement").  The
Advisory Agreements are effective for a period of two years from
                 , 1997, and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the Company, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days notice by the Company's Board of Directors or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment. The address of the Advisor is One Montgomery Street,. Suite 2525, San Francisco, CA 94104.

      The Advisor is compensated at the annual rate of 1% of the average daily net assets of each Fund as described in the Prospectus of the Funds.

      The Advisory Agreements contemplate the authority of the Advisor to place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide a Fund with research advice and other services, or who sell shares of the Fund. See "Portfolio Transactions" above.

                                TRANSFER AGENT

      Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Company's transfer and disbursing agent, pursuant to a Transfer
Agent Agreement, dated                       , 1997.  Pursuant to
the Transfer Agent Agreement the minimum annual fee for each Fund is $16,500.

      John Pasco, III, President of the Company and an officer and shareholder of Commonwealth Shareholder Services, Inc (the Administrator of the Funds) owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company and Commonwealth Shareholder Services, Inc.

                                 ADMINISTRATOR

      Commonwealth Shareholder Services, Inc. is the Company's administrator pursuant to Administrative Services Agreements (the "Service Agreements"). The Service Agreements are described in the Funds' Prospectus. Each of the Service Agreements continues in effect from year to year for a term of one year only if the Board of Directors, including a majority of the directors who are not interested persons of the Company or the Administrator, approve the extension at least annually.

                            ELIGIBLE BENEFIT PLANS

      An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

      The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.


                                 DISTRIBUTION

      Shares of the Funds are sold at NAV on a continuous basis, without a sales charge.

      First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution Agreement between the Company and the Distributor. John Pasco, III, Chairman of the Board of the Company owns 100% of the Distributor, and is its President, Treasurer and a Director.

                                 FUND EXPENSES

      Each Fund will pay its expenses not assumed by the Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

      The allocation of the general expenses to each Fund is made on a basis that the Company's Board of Directors deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

      Under each Fund's Advisory Agreement, the Advisor has agreed to reimburse the Fund if the annual ordinary operating expenses of the Fund exceeds the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. This expense limitation is calculable based on the aggregate net assets of the Fund. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment and limited to the amount of the advisory fee due from the Fund.

      Investors should understand that the Funds' expense ratios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rates of advisory fees paid by the Funds are higher.


                         SPECIAL SHAREHOLDER SERVICES

      As described briefly in the Prospectus, each Fund offers the following shareholder services:

      Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

      Telephone Transactions: A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

      Each Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

      Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

      Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

      If a shareholder has received a lump sum distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

      How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax advisor for specific advice concerning tax status and plans.

      Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). Exchange Privilege Authorization Forms are available by calling the Company. A special authorization form must have been completed and must be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.


                        GENERAL INFORMATION AND HISTORY

      The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to the Equity Fund, 50,000,000 shares to the Fixed Income Fund, and 50,000,000 shares to the Sand Hill Portfolio Manager Fund. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

      If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

      The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current NAV of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

      The investment advisory fees payable to the Advisor by each Fund will be based upon the separate assets of each Fund. The shareholders of each of the Funds have the right to vote with respect to the investment advisor of such Fund, respectively.

      Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

      Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the Company and the Advisor governing personal securities activities and investments of those persons and has instituted procedures to its Code of

Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                                  PERFORMANCE

      Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, a Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

      Generally, performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the Commission.

      Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the Commission formula:

            Yield = 2 [(a-b + 1) 6-1]
                         cd
where:

a   =       dividends and interest earned during the period.

b   =       expenses accrued for the period (net of
            reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d   =       the maximum offering price per share on the last day of
            the period.

      As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                        n
                  P(1+T) = ERV

where:

P     =     a hypothetical initial payment of $1,000

T     =     average annual total return

n     =     number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).

      Sales literature pertaining to a Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

      Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's NAV or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of NAV or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

      Sales literature referring to the use of a Fund as a potential investment for IRAs, Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

      Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

      To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare yield, total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines - publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa

(net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

      In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to a Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                             FINANCIAL STATEMENTS

      The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

                                   APPENDIX


                     DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      Moody's applies numerical modifiers 1,2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modified 2 indicated a mid-range rating, and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


MOODY'S SHORT-TERM DEBT RATINGS:

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics, lending market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from highest rated issues only to a small degree.

      Plus(+) or Minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or a minus sign, which shows relative standing within the major rating categories.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in categories than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation which indicates BB the lowest degree of speculation and CC the highest degree of speculation. While such debt will have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Investment Advisor:     CSI Capital Management, Inc.
                        One Montgomery Street
                        Suite 2525
                        San Francisco, CA 94104


Distributor:            First Dominion Capital Corp.
                        1500 Forest Ave., Suite 223
                        Richmond, VA 23229


Independent Auditors:   Tait, Weller & Baker
                        2 Penn Center Plaza
                        Suite 700
                        Philadelphia, PA 19102


Fund Counsel:           Stradley Ronon Stevens & Young, LLP
                        2600 One Commerce Square
                        Philadelphia, PA  19103

Marketing Services:     For general information on the Funds and
                        marketing services, call the Distributor at
                        (800)            toll free.


Transfer Agent:               For account information, wire purchase
                              or redemptions, call or write to the
                              Fund's Transfer Agent:

                              Fund Services, Inc.
                              P.O. Box 26305
                              Richmond, VA 23260-6305
                              (800) 628-4077 Toll Free


More Information:             For 24-hour, 7-days-a-week price
-----------------
                              information call 1-                    .
                                                 --------------------
                              For information on any series of the
                              Company, investment plans, or other
                              shareholder services, call the Company
                              at                 during normal
                                 ---------------
                              business hours, or write the Company at
                              1500 Forest Avenue, Suite 223, Richmond,
                              VA 23229

215683.3

                                    PART C
                               OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements.

                  (1)   Financial Highlights for Registrant's Sand
                        Hill Portfolio Manager Fund is Incorporated by Reference to the Registrant's original
                        Registration  Statement  as  filed  on EDGAR on June 16,
                        1997.

                  (2)   For Registrant's Sand Hill Portfolio Manager Fund series
                        - Incorporated by Reference to the Registrant's original Registration Statement as filed on EDGAR on June 16, 1997.

                        *     Report of Independent Auditors dated
                              January 17, 1997

                        * Schedule of Portfolio Investments as of December 31, 1996 (audited)

                        *     Statement of Assets and Liabilities at
                              December 31, 1996 (audited)

                        *     Statement of Operations for the years
                              ended December 31, 1995 and 1996
                              (audited)

                        *     Financial Highlights (audited)

                        *     Notes to Financial Statements dated
                              December 31, 1996 (audited)

                        For Registrant's CSI Fixed Income Fund and CSI Equity Fund - not applicable.

            (b)   Exhibits.

                  (1)   (a)   Articles  of   Incorporation  of  Registrant,
                              Incorporated  by Reference  from the  Registration
                              Statement, filed with the SEC on June 16, 1997.

                        (b) Articles Supplementary of the Registrant (creating the CSI Equity Fund series and the CSI Fixed Income Fund series) is filed herewith as Exhibit A.

                  (2) By-Laws of Registrant, Incorporated by Reference from the Registration Statement, filed with the SEC on June 16, 1997.

                  (3)   Not Applicable.

                  (4)   (a)   Specimen of  certificate  of common stock for
                              the   Sand   Hill   Portfolio   Manager   Fund  is
                              Incorporated  by Reference  from the  Registration
                              Statement filed June 16,
                              1997.

                        (b) Specimen of certificate of common stock for the CSI Equity Fund series is filed herewith as Exhibit B.

                        (c) Specimen of certificate of common stock for the CSI Fixed Income Fund series is filed herewith as Exhibit C.

                  (5)   (a)   The proposed form of Investment Advisory
                              Agreement between Sand Hill Advisors,
                              Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is
                              Incorporated by Reference from the
                              Registrant Statement filed June 16,
                              1997.

                        (b) The proposed form of Investment Advisory Agreement between CSI Capital
                              Management, Inc. and the Registrant on
                              behalf of the CSI Equity Fund is filed
                              herewith as Exhibit D.

                        (c) The proposed form of Investment Advisory Agreement between CSI Capital
                              Management, Inc. and the Registrant on
                              behalf of the CSI Fixed Income Fund is
                              filed herewith as Exhibit E.

                  (6) The proposed form of Distribution Agreement between First Dominion Capital Corp. and the Registrant is Incorporated by Reference from the Registration Statement filed June 16,
                                      1997.

                  (7)   Not Applicable.

                  (8)  (a)   The proposed from of Custody Agreement between
                             Star Bank,  N.A. and the  Registrant  on behalf of
                             the   Sand   Hill   Portfolio   Manager   Fund  is
                             Incorporated  by Reference  from the  Registration
                             Statement filed June 16, 1997.

                        (b) Proposed form of Custodian Agreement between Star Bank, N.A. and the Registrant on behalf of the CSI Equity Fund and the CSI Fixed Income Fund is filed herewith as Exhibit F.

                  (9)   (a)  The proposed form of Transfer Agency
                             Agreement between Fund Services, Inc.
                             and the Registrant is Incorporated by
                             Reference from the Registration
                             Statement filed June 16, 1997.

                        (b) The proposed form of Administrative Services Agreement between Commonwealth Shareholder Services, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is Incorporated by Reference from the Registration Statement filed on June 16, 1997.

                        (c) Proposed form of Administrative Services Agreement between Commonwealth
                             Shareholder Services, Inc. and the
                             Registrant on behalf of the CSI Equity
                             Fund is filed herewith as Exhibit G.

                        (d)  Proposed form of Administrative Services
                             Agreement between Commonwealth
                             Shareholder Services, Inc. and the
                             Registrant on behalf of the CSI Fixed Income Fund is filed herewith as Exhibit H.

                        (e)  Proposed form of Fund Accounting
                             Agreement between Star Bank, N.A. and
                             the Registrant on behalf of the Sand
                             Hill Portfolio Manager Fund is
                             Incorporated by Reference from the
                             Registration Statement filed June 16,
                             1997.

                        (f)  Proposed form of Fund Accounting
                             Servicing Agreement between Star Bank,
                             N.A. and the Registrant on behalf of the CSI Equity Fund series and the CSI Fixed Income Fund series is filed herewith as
                             Exhibit I.

                        (g)  The proposed form of Fund Expense
                             Agreement between Commonwealth
                             Shareholder Services, Inc. and the
                             Registrant is Incorporated by Reference from the Registration Statement filed on June 16, 1997.

                (10)    Opinion of Counsel (to be filed with
                        Registrant's Rule 24f-2 Notice).

                (11)    Not Applicable.

                (12)    Not applicable.

                (13)    Not applicable.

                (14) IRA Service Agreement between Star Bank, N.A. and the Registrant is Incorporated by Reference from the Registration Statement filed June 16, 1997.

                (15)    Not Applicable.

                (16)    Not Applicable.

                (17)    Not Applicable.

                (18)    Not applicable.

                (19) Powers-of-Attorney for Samuel Boyd, Jr., William E. Poist, and Paul M. Dickinson and Secretary's Certificate, Incorporated by Reference from the Registration Statement filed with the SEC on June 16, 1997.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
            REGISTRANT.
            None.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES:  As of August 1, 1997:

                                                    Number of
                        Title of Class            Record Holders

            Sand Hill Portfolio Manager Fund                0
            CSI Fixed Income Fund                           0
            CSI Equity Fund                                 0

ITEM 27.    INDEMNIFICATION.

            The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. The Registrant's Articles of Incorporation provide for indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the 1940 Act for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Fund and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling
Conduct.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

            Sand Hill Advisors, Inc, the investment advisor to the Sand Hill Portfolio Manager Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 31, 1996, had approximately $235 million in assets under management.

            For information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of Sand Hill Advisors, Inc. is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Advisor's Form ADV (File #801-17601), currently on file with the Commission as required by the Investment Advisors Act of 1940, as amended.

            CSI Capital Management, Inc., the investment advisor to the CSI Equity Fund series and the CSI Fixed Income Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of June 30, 1997, had approximately $110 million in assets under management, and acts as trustee supervising an additional $30 million in assets.

            For information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of CSI Capital Management, Inc. is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Advisor's Form ADV (File # 801-14549), currently on file with the Commission as required by the Investment Advisors Act of 1940, as amended.


ITEM 29.    PRINCIPAL UNDERWRITER.

      (a)   Vontobel Funds, Inc.

      (b)
                                    Positions and           Positions and
      Name and Principal            Offices With            Offices with
      Business Address              Underwriter             Registrant

      John Pasco, III               President, Chief        Chairman,

      1500 Forest Avenue            Financial Officer,      President, &
      Suite 223                     Treasurer, Director     Teasurer
      Richmond, VA  23229

      Mary T. Pasco                 Director                Assistant
      1500 Forest Avenue                                    Secretary
      Suite 223
      Richmond, VA  23229

      Lori J. Martin                Vice President          None
      1500 Forest Ave.              & Assistant Sec.
      Suite 223
      Richmond, VA  23229

      F. Byron Parker, Jr.          Secretary               Secretary
      Mustian & Parker
      Two Paragon Place
      Suite 100
      6802 Paragon Place
      Richmond, VA  23230

      (c)    Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS.

            The accounts, books or other documents of the Registrant required to be maintained by ss.31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

            (a) Shareholder account records (including share ledgers, duplicate confirmations, duplicate account statements, and applications forms) of each series of the Registrant are maintained by its transfer agent, Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA 23229.

            (b) With respect to the Sand Hill Portfolio Manager Fund series: Investment records including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations are maintained at the series' investment advisor, Sand Hill Advisors, Inc., at 3000 Sand Hill Road, Building 3, Suite 150, Menlo Park, CA 94025.

            (c)   With respect to the CSI Equity Fund series and the
                  CSI Fixed Income Fund series:  Investment records
                  including research information, records relating
                  to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations are maintained at the series' investment advisor, CSI Capital Management, 1 Montgomery Street, Suite 2525, San Francisco, CA 94104.

            (d) Accounts and records for portfolio securities and other investment assets of each series, including cash, are maintained in the custody of the Registrant's custodian bank, Star Bank N.A., 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118.

            (d) Accounting records, including general ledgers, supporting ledgers, pricing computations, etc. of each series are maintained by the Registrant's accounting services agent, Star Bank N.A., 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118

            (e) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc., are kept at the Registrant's principal office, at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, by the Registrant's Administrator, Commonwealth
                  Shareholder Services, Inc., whose address is the same as Registrant's.

            (f) Records relating to distribution of shares of the Registrant are maintained by the Registrant's distributor, First Dominion Capital Corp. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

ITEM 31. MANAGEMENT SERVICES. There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 32.    UNDERTAKINGS.

            (b) Registrant hereby undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 1st day of August, 1997.



                              THE WORLD FUNDS, INC.
                              Registrant


                              By     /s/ John Pasco, III
                            John Pasco, III, Chairman

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.


(Signature)                   (Title)                       (Date)


/s/ John Pasco, III           Director, Chairman            August 1, 1997
John Pasco, III               & Treasurer


/s/ Samuel Boyd, Jr.*         Director                      August 1, 1997
Samuel Boyd, Jr.


/s/ Paul M. Dickinson*        Director                      August 1, 1997
Paul M. Dickinson


/s/ William E. Poist*         Director                      August 1, 1997
William E. Poist



/s/John Pasco, III
John Pasco, III
Attorney-in-Fact*


*   Pursuant to Powers of Attorney on File

                                 EXHIBIT INDEX



Exhibit A         Articles Supplementary

Exhibit B         Specimen Stock Certificate for the CSI Equity Fund

Exhibit C         Specimen Stock Certificate for the CSI Fixed
                  Income Fund

Exhibit D         Form of Investment Advisory Agreement for the CSI
                  Equity Fund

Exhibit E         Form of Investment Advisory Agreement for the CSI
                  Fixed Income Fund

Exhibit F         Form of Custody Agreement on behalf of the CSI
                  Equity Fund and the CSI Fixed Income Fund

Exhibit G         Form of Administrative Services Agreement on
                  behalf of the CSI Equity Fund

Exhibit H         Form of Administrative Services Agreement on
                  behalf of the CSI Fixed Income Fund

Exhibit I Form of Fund Accounting Agreement on behalf of the CSI Equity Fund and the CSI Fixed Income Fund

                                                EXHIBIT A

                             THE WORLD FUNDS, INC.

                            Articles Supplementary


      The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2- 208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on June 10, 1997, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the CSI Fixed Income Fund series of the Corporation; and (ii) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the CSI Equity Fund series of the Corporation.

      SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Two Hundred Fifty Million (250,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Two Million Five Hundred Thousand Dollars ($2,500,000):

      One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Two Hundred Fifty Million (250,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000):

      One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

      One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand
Dollars ($500,000);

      One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      THIRD: The shares of the CSI Fixed Income Fund series and the shares of the CSI Equity Fund series shall have such preferences; conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

      FOURTH: The aforesaid shares of Sand Hill Portfolio Manager Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

      IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 29th day of July, 1997.


                              The World Funds, Inc.



                        By ______________________________
                                 John Pasco, III
                                 Chairman and Chief Executive Officer


WITNESS:


-----------------
Name:
Title:

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                              ---------------------------------
                              John Pasco, III
                              Chairman and Chief Executive Officer`

Attest:



---------------------
Assistant Secretary

                                                      EXHIBIT B




Below is the text of a sample of the Stock Certificate for CSI Equity Fund Series of The World Funds, Inc.

CAPITAL STOCK OF                                CUSIP


                             THE WORLD FUNDS, INC.
                                CSI EQUITY FUND

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                              This Certifies that


                                is the owner of
         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                         EACH OF THE CAPITAL STOCK OF



THE WORLD FUNDS, INC.                                 CSI EQUITY FUND

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

      This certificate is not valid until countersigned by the Transfer Agent.

      Witness the facsimile signatures of the duly authorized officers of the Corporation

Dated                         Attest                        By



                              Secretary                  Chairman

                                                      EXHIBIT C




Below is the text of a sample of the Stock Certificate for CSI Fixed Income Fund Series of The World Funds, Inc.

CAPITAL STOCK OF                                CUSIP


                             THE WORLD FUNDS, INC.
                             CSI FIXED INCOME FUND

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                              This Certifies that


                                is the owner of
         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01
                         EACH OF THE CAPITAL STOCK OF



THE WORLD FUNDS, INC.                           CSI FIXED INCOME FUND

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the bylaws of the Corporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

      This certificate is not valid until countersigned by the Transfer Agent.

      Witness the facsimile signatures of the duly authorized officers of the Corporation

Dated                         Attest                        By



                              Secretary                  Chairman

                                                      EXHIBIT D

                         INVESTMENT ADVISORY AGREEMENT


      Investment  Advisory  Agreement  (the  "Agreement")  dated  ,  1997 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and CSI CAPITAL MANAGEMENT, INC., a California corporation (the "Advisor") and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the CSI EQUITY FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

            The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

            The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

            It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of one percent of the average daily net assets of the Portfolio.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

            ( 1)  Taxes;

            ( 2) Brokerage fees and commissions with regard to portfolio transactions;

            ( 3) Interest charges, fees and expenses of the custodian of the securities;

            ( 4) Fees and expenses of the Fund's transfer agent and the Administrator;

            ( 5) Its proportionate share of auditing and legal expenses;

            ( 6) Its proportionate share of the cost of maintenance of corporate existence;

            ( 7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

            ( 8) Its proportionate share of the costs of corporate meetings;

            ( 9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

            (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

            (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

            (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

            (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

            (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

            If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable by the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustments to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

            It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

            Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this

Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "CSI" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "CSI" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting Called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:
            (a)   To the Fund at:         1500 Forest Avenue
                                          Suite 223
                                          Rchmond, VA 23229

            (b)   To the Advisor at:      One Montgomery Street
                                          Suite 2525, Telesis Tower
                                          San Francisco, CA 94104


      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.



      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.




                                          CSI CAPITAL MANAGEMENT, INC.


                                    BY:
                                          Leland H. Faust
                                          President

                                          THE WORLD FUNDS, INC.


                                    BY:
                                          John Pasco, III
                                          Chairman

                                                      EXHIBIT E

                         INVESTMENT ADVISORY AGREEMENT

      Investment  Advisory  Agreement  (the  "Agreement")  dated  ,  1997 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and CSI CAPITAL MANAGEMENT, INC., a California corporation (the "Advisor") and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the CSI FIXED INCOME FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

            The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

            The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

            It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of one percent of the average daily net assets of the Portfolio.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

            ( 1)  Taxes;

            ( 2) Brokerage fees and commissions with regard to portfolio transactions;

            ( 3) Interest charges, fees and expenses of the custodian of the securities;

            ( 4) Fees and expenses of the Fund's transfer agent and the Administrator;

            ( 5) Its proportionate share of auditing and legal expenses;

            ( 6) Its proportionate share of the cost of maintenance of corporate existence;

            ( 7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

            ( 8) Its proportionate share of the costs of corporate meetings;

            ( 9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

            (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

            (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

            (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

            (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

            (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

            If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable by the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustments to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

            It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

            Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this

Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "CSI" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "CSI" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:
            (a)   To the Fund at:         1500 Forest Avenue
                                          Suite 223
                                          Richmond, VA 23229

            (b)   To the Advisor at:      One Montgomery Street
                                          Suite 2525, Telesis Tower
                                          San Francisco, CA 94104


      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.



      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.




                                          CSI CAPITAL MANAGEMENT, INC.


                                    BY:
                                          Leland H. Faust
                                          President

                                          THE WORLD FUNDS, INC.


                                    BY:
                                          John Pasco, III
                                          Chairman

                                                      EXHIBIT F


                               CUSTODY AGREEMENT

      This agreement (the "Agreement") is entered into as of the _____ day of ___________, 1997, by and between The World Funds, Inc., (the "Fund"), an open-end diversified investment business corporation organized under the laws of Maryland and having its office at 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229 on behalf of the CSI Equity Fund series and the CSI Fixed Income Fund series and any other series (the "Series") as may from time to time be created and designated by the Fund and which becomes subject to this Agreement by the mutual consent of the parties hereto, and Star Bank, National Association, (the "Custodian"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.
      WHEREAS, the Fund and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Series as required by the Investment Company Act of 1940, as amended (the "Act").
      WHEREAS, the Fund hereby appoints the Custodian as custodian of all the Series' Securities and moneys at any time owned by the Series during the term of this Agreement (the "Series Assets").
      WHEREAS, the Custodian hereby accepts such appointment as Custodian and agrees to perform the duties thereof as hereinafter set forth.
      THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                  ARTICLE  I
                                  Definitions

      The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:
      Authorized Person - the Chairman, President, Secretary, Treasurer, Controller, or Senior Vice President of the Fund, or any other person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Board of Directors of the Fund to give Oral Instructions and Written Instructions on behalf of the Fund, and listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.
      Book-Entry System - the Federal Reserve Bank book-entry system for United States Treasury securities and federal agency securities.
      Depository - The Depository Trust Company ("DTC"), a limited purpose trust company its successor(s) and its nominee(s) or any other person or clearing agent.
      Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Fund.

      Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a corporation or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.
      Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.
      Officers - the Chairman, President, Secretary, Treasurer, Controller, and Senior Vice President of the Fund listed in the Certificate annexed hereto as Appendix A, or such other Certificate as may be received by the Custodian from time to time.
      Oral Instructions - verbal instructions received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian not later than the business day immediately following receipt of such Oral Instructions.
      Prospectus - the Fund's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.
      Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, and any certificates, receipts, warrants, or other instruments representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any property or assets.
      Written Instructions - communication received in writing by the Custodian from an Authorized Person.

                                  ARTICLE II
               Documents and Notices to be Furnished by the Fund

      A The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Fund:

      1. A copy of the Articles of Incorporation of the Fund certified by the Secretary.
      2. A copy of the By-Laws of the Fund certified by the Secretary.
      3. A copy of the resolution of the Board of Directors of the Fund appointing the Custodian, certified by the Secretary.
      4.    A copy of the then current Prospectus of the Series.
      5. A Certificate of the President and Secretary of the Fund setting forth the names and signatures of the Officers of the Fund.
      B. The Fund agrees to notify the Custodian in writing of the appointment of any Dividend and Transfer Agent.

                                  ARTICLE III
                            Receipt of Fund Assets

      A. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all moneys constituting Series Assets. The Custodian shall be entitled to reverse any deposits made on the Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.
      B. During the term of this Agreement, the Fund will deliver or cause to be delivered to the Custodian all Securities constituting Series Assets. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.
      C. As and when received, the Custodian shall deposit to the account(s) of the Series any and all payments for shares of the Series issued or sold from time to time as they are received from the Fund's distributor or Dividend and Transfer Agent or from the Fund itself.

                                  ARTICLE IV
                         Disbursement of Fund Assets

      A. The Fund shall furnish to the Custodian a copy of the resolution of the Board of Directors of the Fund, certified by the Fund's Secretary, either (i) setting forth the date of the declaration of any dividend or distribution in respect of shares of the Series, the date of payment thereof, the record date as of which Fund shareholders entitled to payment shall be determined, the amount payable per share to Series shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or (ii) authorizing the declaration of dividends and distributions in respect of shares of the Fund on a daily basis and authorizing the Custodian to rely on a Certificate setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which Series shareholders entitled to payment shall be determined, the amount payable per share to Series shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.

            On the payment date specified in such resolution or Certificate described above, the Custodian shall segregate such amounts from moneys held for the account of the Series so that they are available for such payment.
      B. Upon receipt of Written Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the Series so that they are available for such payment.
      C. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the Series Assets. The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.
      D. Upon receipt of a Certificate directing payment, the Custodian shall disburse moneys from the Series Assets in payment of the Custodian's fees and expenses as provided in Article VIII hereof.
      E. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, and the purpose for which payment is to be made, the Custodian shall disburse amounts to any imprest account maintained for the Series as and when directed from the Series Assets. The Custodian is authorized to rely on such directions and shall be under no obligation to inquire as to the propriety of such directions.

                                   ARTICLE V
                            Custody of Fund Assets

      A. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund for the assets of the Series, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Series, other than cash maintained by the Fund in a bank account established and used by the Series in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of the Series may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.
      B.     The Custodian shall hold all Securities delivered to
it in safekeeping in a separate account or accounts maintained at
Star Bank, N.A. for the benefit of the Series.
      C. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the Series shall be registered in the name of the Custodian or its nominee. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of the Fund and which may, from time to time, be registered in the name of the Series.
      D. With respect to all Securities held for the Series, the Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix C):
      1.    Collect all income due and payable with
            respect to such Securities;
      2.    Present for payment and collect amounts payable upon
            all Securities which may mature or be called, redeemed,
            or retired, or otherwise become payable;
      3.    Surrender Securities in temporary form for definitive
            Securities; and
      4. Execute, as agent, any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.
      E.    Upon receipt of a Certificate and not otherwise, the
            Custodian shall:
            1.    Execute and deliver to such persons as may be
                  designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as beneficial owner of
                  any Scurities may be exercised;
            2.    Deliver any Securities in exchange for other
                  Securities or cash issued or paid in connection
                  with the liquidation, reorganization, refinancing,
                  merger, consolidation, or recapitalization of any
                  corporation, or the exercise of any conversion
                  privilege;
            3.    Deliver any Securities to any protective
                  committee, reorganization committee, or other
                  person in connection with the reorganization,
                  refinancing, merger, consolidation,
                  recapitalization, or sale of assets of any
                  corporation, and receive and hold under the terms
                  of this Agreement such certificates of deposit,
                  interim receipts or other instruments or documents
                  as may be issued to it to evidence such delivery;
            4. Make such transfers or exchanges of the assets of the Fund and take such other steps as shall be stated in said Certificate to be for the purpose of effectuating any duly authorized plan
                  of  liquidation,   reorganization,  merger,  consolidation  or
                  recapitalization of the Fund; and
            5. Deliver any Securities held for the Series to the depository agent for tender or other similar offers.
      F. The Custodian shall promptly deliver to the Fund all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by the Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by a Certificate or Written Instruction.
      G. The Custodian shall promptly deliver to the Fund all information received by the Custodian and pertaining to Securities held by the Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights.

                                  ARTICLE VI
                        Purchase and Sale of Securities

      A. Promptly after each purchase of Securities by the Fund for the Series, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such purchase the;

            1.    name of the issuer and the title of the ecurities,
            2.    principal amount purchased and accrued interest, if any,
            3.    date of purchase and settlement,
            4.    purchase price per unit,
            5.    total amount payable, and
            6. name of the person from whom, or the broker through which, the purchase was made. The Custodian shall, against receipt of Securities purchased by or for the Series, pay out of the Series Assets, the total amount payable to the person from whom or the broker through which the purchase was made, provided that the same conforms to the total amount payable as set forth in such Written Instructions or Oral Instructions, as the case may be.
      B. Promptly after each sale of Securities by the Fund for the Series, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Written Instructions or Oral Instructions, specifying with respect to each such sale the;
            1.    name of the issuer and the title of the ecurities,
            2.    principal amount sold and accrued interest, if any,
            3.    date of sale and settlement,
            4.    sale price per unit,
            5.    total amount receivable, and
            6. name of the person to whom, or the broker through which, the sale was made.
The Custodian shall deliver the Securities against receipt of the total amount receivable, provided that the same conforms to the total amount receivable as set forth in such Written Instructions or Oral Instructions, as the case may be.

      C. On contractual settlement date, the account of the Series will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Series, irrespective of delivery.
      D.  Purchases  and sales of Securities  effected by the Custodian  will be made on a delivery versus payment basis. The Custodian may, in its sole discretion, upon receipt of a Certificate, elect to settle a purchase or sale
transaction  in  some  other  manner,   but  only  upon  receipt  of  acceptable
indemnification from the Fund.
      E. The Custodian shall, upon receipt of a Written Instructions so directing it, establish and maintain a segregated account or accounts for and on behalf of the Series. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:
            1. in accordance with the provision of any agreement among the Fund, the Custodian, and a broker-dealer registered under the Securities and Exchange Act of 1934, as amended, and also a member of the National Association of Securities Dealers (NASD)
                  (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing
                  Corporation and of any registered national securities exchange, the Commodity Futures Trading
                  Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund for the Series;
            2. for purposes of segregating cash or government securities in connection with options purchased, sold, or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund for the Series;
            3. for the purpose of compliance by the Series with the procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act
                  Release No. 10666, or any subsequent release or releases or rule of the Securities and Exchange
                  Commission relating to the maintenance of segregated accounts by registered investment companies; and
            4. for other corporate purposes, only in the case of this clause 4 upon receipt of a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary of the Fund, setting forth the purposes of such segregated account.
      F. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of the Series unless there is sufficient cash in the account(s) at the time or to settle the sale of any Securities from an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Fund for the respective Series payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at a rate per annum customarily charged by the Custodian on similar loans.

                                  ARTICLE VII
                               Fund Indebtedness

      In connection with any borrowings by the Fund for the Series, the Fund will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings (including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Fund, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Series on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or the principal amount. The Custodian shall deliver on the borrowing date specified in the Certificate the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Certificate. The Custodian shall deliver, in the manner directed by the Fund, such Securities as additional collateral, as may be specified in a Certificate, to secure further any transaction described in this Article VII. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.
      The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.

                                 ARTICLE VIII
                           Concerning the Custodian

      A. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct. The Fund shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys'
fees) arising or alleged to arise from or relating to the Fund's duties hereunder or any other action or inaction of the Fund or its Directors, officers, employees or agents, except such as may arise from the negligent action, omission, willful misconduct or breach of this Agreement by the Custodian. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with the advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.
      B.    Without limiting the generality of the foregoing, the
Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:
            1.    The validity of the issue of any Securities
                  purchased by or for the account of the Fund,
                  the legality of the purchase thereof, or the
                     propriety of the amount paid therefor;
            2.    The legality of the sale of any Securities by or
                  for the account of the Series, or the propriety of
                  the amount for which the same are sold;
            3.    The legality of the issue or sale of any shares of
                  the Series, or the sufficiency of the amount to be
                  received therefor;
            4.    The legality of the redemption of any shares of
                  the Series, or the propriety of the amount to be
                  paid therefor;
            5.    The legality of the declaration or payment of any
                  dividend by the Fund in respect of shares of the
                  Series;
            6.    The legality of any borrowing by the Series on
                  behalf of the Fund, using Securities as
                  collateral;
      C. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Series from any Dividend and
Transfer Agent of the Fund nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Fund of any amount paid by the Custodian to any Dividend and Transfer Agent of the Fund in accordance with this Agreement.
      D. Notwithstanding Section D of Article V, the Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.
      E. The Fund acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix B annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board of Directors of the Fund as required by the Act. The Custodian acknowledges that although certain Series Assets are held by its agents, the Custodian remains primarily liable for the safekeeping of the Series Assets.
      In addition, the Fund acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Series. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. Upon request, the Custodian shall promptly forward to the Fund any documents it receives from any agent or sub-custodian appointed hereunder which may assist directors of registered investment companies fulfill their responsibilities under Rule 17f-5 of the Act.
      F. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Fund are such as properly may be held by the Series under the provisions of the Articles of Incorporation and the Fund's By-Laws.
      G. The Custodian shall treat all records and other information relating to the Fund and the Series Assets as confidential and shall not disclose any such records or information to any other person unless (i) the Fund shall have consented thereto in writing or (ii) such disclosure is required by law.
      H. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian from the assets of the Series such compensation as shall be determined pursuant to Appendix D attached hereto, or as shall be determined pursuant to amendments to such Appendix D. The Custodian shall be entitled to charge against any money held by it for the account of the Series, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees relating to such Series. The expenses which the Custodian may charge against the account of the Series include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.
      I.    The Custodian shall be entitled to rely upon any Oral
Instructions and any Written Instructions.  The Fund agrees to forward to the Custodian Written Instructions confirming Oral
Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery,
facsimile or otherwise, not later than the following  business day on which such Oral Instructions were given. The Fund agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no greater liability to the Fund for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions than would arise as to a similar transaction pursuant to a Written Instruction.
      J. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder and those records are the property of the Fund, and (ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Fund, and shall be open to inspection and audit at reasonable times and with prior notice by Officers and auditors employed by the Fund.
      K. The Custodian shall send to the Fund any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Fund may reasonably request from time to time.
      L. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities from time to time owned by the Fund. The Custodian is not a selling agent for shares of the Series and performance of its duties as custodian shall not be deemed to be a recommendation to the Fund's depositors or others of shares of the Series as an investment.
      M. The Custodian shall take all reasonable action, that the Fund may from time to time request, to assist the Fund in obtaining favorable opinions from the Fund's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form N-1A, Form N-SAR, or other annual reports to the Securities and Exchange Commission.
      N. The Fund hereby pledges to and grants the Custodian a security interest in any Series Assets to secure the payment of any liabilities of the Series to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Fund to the Custodian.


                                  ARTICLE  X
                                  Termination

      A. Either of the parties hereto may terminate this Agreement for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. If such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary of the Fund, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Directors of the Fund, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Fund. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Fund shall pay to the Custodian on behalf of the Fund such compensation as may be due as of the date of such termination. The Fund agrees on behalf of the Fund that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.
      B. If a successor custodian is not designated by the Fund, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Fund shall, upon the delivery by the Custodian to the Fund of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund, be deemed to be the custodian for the Fund, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Fund, which shall be held by the Custodian in accordance with this Agreement.

                                  ARTICLE XI
                                 MISCELLANEOUS
      A. Appendix A sets forth the names and the signatures of all Authorized Persons, as certified by the Secretary of the Fund. The Fund agrees to furnish to the Custodian a new Appendix A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.
      B. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, Officer, Director, past, present or future as such, of the Fund or of any predecessor or successor, either directly or through the Fund or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or be the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Fund, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, Officers, Directors of the Fund or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.
      C. The obligations set forth in this Agreement as having been made by the Fund have been made by the Board of Directors, acting as such Directors for and on behalf of the Fund, pursuant to the authority vested in them under the laws of the State of Maryland, the Articles of Incorporation and the By-Laws of the Fund. This Agreement has been executed by Officers of the Fund as officers, and not individually, and the obligations contained herein are not binding upon any of the Directors, Officers, agents or holders of shares, personally, but bind only the Fund.
      D. Provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) shall be reviewed with the Custodian by the Fund prior to publication and/or dissemination or distribution, and shall be subject to the consent of the Custodian.
      E. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Star Bank Center, 425 Walnut Street, M. L. 6118, Cincinnati, Ohio 45202, attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.
      F. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given when delivered to the Fund or on the second business day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Fund at its office at 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229 or at such other place as the Fund may from time to time designate in writing.
      G. This Agreement, with the exception of the Appendices,may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Directors of the Fund.
      H. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund or by the Custodian, and no attempted assignment by the Fund or the Custodian shall be effective without the written consent of the other party hereto.
      I. This Agreement shall be construed in accordance with the laws of the State of Ohio.

      J. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.


                                          The World Funds, Inc.



ATTEST:                                   By: _________________________
                                              John Pasco, III
________________________                      Chairman




                                          Star Bank, N.A.



ATTEST:                                   By: _________________________
                                              Marsha A. Croxton
_________________________                     Vice President

                                  APPENDIX A


      Authorized Persons      Specimen Signatures


Chairman:


President:


Secretary:


Treasurer:


Controller:


Adviser Employees:





Transfer Agent/Fund Accountant

Employees:

                                  APPENDIX  B




The following agents are employed currently by Star Bank, N.A. for securities processing and control . . .


            The Depository Trust Company (New York)
            7 Hanover Square
            New York, NY  10004

            The Federal Reserve Bank
            Cincinnati and Cleveland Branches

            Bankers Trust Company
            16 Wall Street
            New York, NY  10005
            (For Foreign Securities and certain non-DTC eligible Securities)

                                  APPENDIX  C

                          Standards of Service Guide

                                  APPENDIX  D

                           Schedule of Compensation

                                                      EXHIBIT G


                       ADMINISTRATIVE SERVICES AGREEMENT


      Administrative Services Agreement (the "Agreement") dated , 1997, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the CSI EQUITY FUND series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolio, CSI Capital Management, Inc. (the "Advisor"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

      Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

      CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

      Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

      Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

      The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

      Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

      Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

      Notices to the Fund shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Notices to CSS shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.


      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

      The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.





                              THE WORLD FUNDS, INC.


                              By:
                                  John Pasco, III
                                  Chairman








                       COMMONWEALTH SHAREHOLDER SERVICES, INC.


                              By:
                                  John Pasco, III
                                  President

                                 SCHEDULE A TO

                       ADMINISTRATIVE SERVICES AGREEMENT

                                BY AND BETWEEN

                           THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                    FOR THE

                                CSI EQUITY FUND



      Pursuant to Section 9 of the Administrative Services Agreement, dated , 1997, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the CSI Equity Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets on the first $50 million (with a minimum fee of $30,000), 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.1% per annum of the average daily net assets over $100 million.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of- pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                      EXHIBIT H

                       ADMINISTRATIVE SERVICES AGREEMENT


      Administrative Services Agreement (the "Agreement") dated , 1997, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the CSI FIXED INCOME FUND series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolio, CSI Capital Management, Inc. (the "Advisor"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

      Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

      CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

      Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

      Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

      The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

      Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

      Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

      Notices to the Fund shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Notices to CSS shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.


      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

      The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.



      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.





                              THE WORLD FUNDS, INC.


                              By:
                                  John Pasco, III
                                  Chairman








                       COMMONWEALTH SHAREHOLDER SERVICES,
INC.


                              By:
                                  John Pasco, III
                                  President

                                 SCHEDULE A TO

                       ADMINISTRATIVE SERVICES AGREEMENT

                                BY AND BETWEEN

                           THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                    FOR THE

                             CSI FIXED INCOME FUND



      Pursuant to Section 9 of the Administrative Services Agreement, dated , 1997, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the CSI Fixed Income Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets on the first $50 million (with a minimum fee of $30,000), 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.1% per annum of the average daily net assets over $100 million.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of- pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                            EXHIBIT I


                       FUND ACCOUNTING SERVICE AGREEMENT


      This agreement (the "Agreement") is entered into as of the day of , 1997 by and between The World Funds, Inc., (the "Fund"), an open-end diversified investment business corporation organized under the laws of Maryland and having its office at 1500 Forest Avenue, Suite 223, Richmond, Virginia, 23229, on behalf of the CSI Equity Fund series and the CSI Fixed Income Fund series and any other series (the "Series") as may from time to time be created and designated by the Fund and which becomes subject to this Agreement by the mutual consent of the parties hereto, and Star Bank, National Association, (the "Star Bank"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.
      WHEREAS, the Fund desires to appoint Star Bank as an Accounting Services Agent to maintain and keep current the books, accounts, records, journals or other records of original entry relating to the business of the Series as set forth in this Agreement; and
      WHEREAS, the Fund will cause to be provided certain information to Star Bank as set forth below:
      NOW, THEREFORE, in consideration of the premises and mutual covenants hereafter contained, the parties hereto agree as follows:

Section 1.  DEFINITIONS
      For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean: (a) Oral Instructions: The term Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to Star Bank in person or by telephone, telegram, telecopy or other mechanical or documentary means lacking an original signature, by a person or persons believed in good faith by Star Bank to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund. (b) Written Instructions:
The term Written Instructions shall mean an authorization, instruction, approval, item or set of data or information of any kind transmitted to Star Bank bearing an original signature of an authorized person, or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by Star Bank to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions of behalf of the Fund. (c) The Fund shall file with Star Bank a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 2.  SCOPE OF DUTIES OF STAR BANK
(a) Upon receipt of the necessary information from the Fund or its agents by Written or Oral Instructions, Star Bank shall maintain and keep current the following Accounts and Records relating to the business of the Series, in such form as may be mutually agreed to between the Fund and Star Bank, and as may be required by the Investment Company Act of 1940 (the "Act"):
      (1)   Cash Receipts Journal
      (2)   Cash Disbursements Journal
      (3)   Dividends Paid and Payable Schedule
      (4)   Purchase and Sales Journals - Portfolio Securities
      (5)   Subscription and Redemption Journals
      (6)   Security Ledgers - Transaction Report and Tax Lot Report
      (7)   Broker Ledger - Commission Report
      (8)   Daily Expense Accruals
      (9)   Daily Interest Accruals
      (10)  Daily Trial Balance
      (11)  Portfolio Interest Receivable and Income Journal
      (12)  Listing of Portfolio Holdings showing cost, market value    and
            percentage of portfolio comprised of each security.

(b) Star Bank shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

Section 3.   LIMITATION OF LIABILITY OF STAR BANK
(a) Unless necessary information to perform the above functions is furnished by Written or Oral Instructions to Star Bank in a timely manner to enable the daily calculation of the Fund's net asset value at the time set by the Fund pursuant to Rule 22c-1 under the Act, Star Bank shall incur no liability, and the Fund shall indemnify and hold harmless Star Bank from and against any liability arising from any failure to provide complete information or from any discrepancy between the information received by Star Bank and used in such calculations and any subsequent information received from the Fund or any of its designated Agents. (b) Star Bank may rely upon the advice of the Fund, or of counsel for the Fund and upon statements of the Fund's independent accountants, brokers and other persons reasonably believed by it in good faith to be expert in the matters upon which they are consulted and for any actions reasonably taken in good faith reliance upon such statements and without negligence or willful misconduct, Star Bank shall not be liable to anyone.

Section 4.  REPORTS
(a) The Fund shall provide to Star Bank on a quarterly basis a report of a duly authorized officer of the Fund representing that all information furnished to Star Bank during the preceding quarter was true, complete and correct in all material respects. Star Bank shall not be responsible for the accuracy of any information furnished to it by the Fund or its authorized agents, and the Fund shall hold Star Bank harmless in regard to any liability incurred by reason of the inaccuracy of such information.

(b) Whenever, in the course of performing its duties under this Agreement, Star Bank determines, on the basis of information supplied to Star Bank by the Fund or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, Star Bank shall promptly notify the Fund and its counsel of such violation.

Section 5.  PRICING
(a) Star Bank shall perform ministerial calculations necessary to calculate the Fund's net asset value daily, in accordance with the Fund's current prospectus and utilizing the information described in this Section. (b) Portfolio investments for which market value is to be determined by the use of an automated financial service (a "Pricing Service") approved by the Fund shall be valued based on the prices of the portfolio investment reported by such Pricing Service except where the Fund has given or caused to be given specific Written or Oral Instructions to utilize a different value. Notwithstanding any information obtained from a Pricing Service, all portfolio securities shall be given such values as the Fund shall direct by Written or Oral Instructions, including all restricted securities and other securities requiring valuation not readily ascertainable solely by the use of such a Pricing Service. (c) Star Bank shall have no responsibility or liability for the accuracy of prices quoted by any recognized Pricing Service used by it pursuant to the preceding paragraph; for the accuracy of the information supplied by the Fund; or for any loss, liability, damage, or cost arising out of any inaccuracy of such data, unless Star Bank is itself negligent with respect thereto.

Section 6.  RELIANCE UPON INSTRUCTIONS
(a) For all purposes under this Agreement, Star Bank is authorized to act upon receipt of the first of any Written or Oral Instructions it receives from the Fund or authorized agents of the Fund. In cases where the first instruction is an Oral Instruction that is not in the form of a document or written record, a confirmatory Written Instruction or Oral Instruction in the form of a document or written record shall be delivered, and in cases where Star Bank receives an Instruction, whether Written or Oral, to enter a portfolio transaction on the records, the Fund shall cause the broker-dealer to send a written confirmation to Star Bank. (b) Star Bank shall be entitled to rely on the first Instruction received by it, and for any act or omission undertaken in compliance therewith shall be free of liability and fully indemnified and held harmless by the Fund. If additional Instructions are received by the bank prior to complying with the original Instruction, the sole obligation of Star Bank with respect to any follow-up or confirmatory Written Instruction, Oral Instruction in documentary or written form, or broker-dealer written confirmation shall be to make reasonable efforts to detect any such discrepancy between the original Instruction and such confirmation and to report such discrepancy to the Fund. The Fund shall be responsible, at the Fund's expense, for taking any action, including any reprocessing, necessary to correct any discrepancy or error.

Section 7.  OWNERSHIP OF AND ACCESS TO FUND RECORDS

(a) It is agreed that the Accounts and Records maintained by Star Bank for the Fund are the property of the Fund, and shall be made available to the Fund promptly upon request and shall be maintained for the periods prescribed in Rule 31(a)-2 under the Act. (b) Star Bank shall assist the Fund's independent auditors or, upon lawful demand, any authorized regulatory body, in any authorized inspection or review of the Fund's Accounts and Records.

Section 8.  PROCEDURES AND COMPLIANCE
      Star Bank and the Fund may from time to time adopt such procedures as they agree upon in writing, and Star Bank may conclusively assume that any procedure approved or directed by the Fund does not conflict with or violate any requirements of its Prospectus, Articles of Incorporation, By-Laws, or any rule or regulation of any regulatory body or governmental agency. The Fund shall be responsible for notifying Star Bank of any changes in regulations or rules which might necessitate changes in Star Bank's procedures, and for working out such changes with Star Bank.

Section 9.   COMPENSATION
      In consideration of the services to be performed by Star Bank, the Fund agrees to pay Star Bank the fees and reimbursement of out-of-pocket expenses as set forth in the fee schedule attached hereto as Schedule A.

Section 10. HOLIDAYS
      Nothing contained in this Agreement is intended to or shall require Star Bank, in any capacity hereunder, to perform any functions or duties on any holiday, day of special observance or any other day on which the Custodian or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed, and as of, the next succeeding business day on which both the New York Stock Exchange and the Custodian are open. Not withstanding the foregoing, Star Bank shall compute the net asset value of the Fund on each day required pursuant to Rule 22c-1 promulgated under the Act.

Section 11. AGENTS
      Star Bank reserves the right to appoint, in its sole discretion, agents who may serve as accounting service agents, or perform any part of the duties and responsibilities of Star Bank under this Agreement.

Section 12. TERMINATION
      Either  Party  hereto  may give  written  notice to the other  party  (the
"Termination Notice") of the termination of this Agreement. Such Termination Notice shall state a date upon which the termination is effective (the "Termination Date"), which shall be not less than sixty (60) days after the date of the giving of the notice unless otherwise agreed by the parties hereto in writing.

Section 13. NOTICE

      Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first class mail, postage prepaid to the respective parties as follows:

      If to the Fund:
            The World Funds, Inc.
            1500 Forest Avenue, Suite 223
            Richmond, VA 23229

      If to Star Bank:
            Star Bank, N.A.
            425 Walnut Street ML 6118
            Cincinnati, OH 45202

Section 14. AMENDMENTS TO BE IN WRITING
      This Agreement may be amended from time to time by a writing executed by the Fund and Star Bank. The compensation stated in Schedule A attached hereto may be adjusted from time to time by the execution of a new schedule signed by both of the parties.

Section 15.   CONTROLLING LAW
      This Agreement shall be construed in accordance with the laws of the State of Ohio.

Section 16. JURISDICTION
      Any legal action, suit or proceeding to be instituted by either party with respect to this Agreement shall be brought by such party exclusively in the courts of the State of Ohio or in courts of the United States for the Southern District of Ohio, and each party, by its execution of this Agreement, irrevocably (i) submits to such jurisdiction and (ii) consents to the service of any process or pleadings by first class U.S. mail, postage prepaid and return receipt requested, or by any other means from time to time authorized by the laws of such jurisdiction.

Section 17. COUNTERPARTS
      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

Section 18.   HEADINGS
      The headings of paragraphs in this Agreement are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.


                              The World Funds, Inc.
ATTEST:
                                    By: ___________________________
______________________                  John Pasco III

                                 Title: Chairman



                                 Star Bank, N.A.
ATTEST:
                                    By: ____________________________
____________________                    Marsha A. Croxton

                              Title: Vice President

                                  SCHEDULE A

1. Domestic and ADR Securities Annual Basic Fee per portfolio (1/12 payable monthly)

            $12,000 Minimum up to $5 Million Average Net Assets $18,000 Minimum up to $10 Million Average Net Assets $24,000 Minimum up to $25 Million Average Net Assets .0002 on Next $75 Million of Average Net Assets

            Should total assets exceed $100 Million/Fund the fee schedule will be renegotiated.

2. Should the Series security trading activity exceed an average of 100 trades per month per portfolio, and additional fee of $2.50 will be charged per trade.